UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: January 29, 2016

(Date of earliest event reported)

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-34903	27-3679414
(Commission File Number)	(IRS Employer Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective January 29, 2016, the Board of Directors (the “Board”) of Tower International, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Bylaws”) to change the voting standard for the election of directors from a plurality to a majority voting standard in uncontested elections. Pursuant to the amended Section 2.5(b) of the Bylaws, under the new majority voting standard, a nominee for director shall be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such director’s election. Directors will continue to be elected by plurality vote at any meeting of stockholders for which, as of the tenth (10th) day preceding the date the Company first mails its notice of meeting, the number of nominees exceeds the number of directors to be elected (a “Contested Election”), whether or not such election becomes an uncontested election after such date.

The amended Section 2.5(b) of the Bylaws also provides that, in order for any incumbent director to be nominated by the Board for further service, such person must submit or have submitted an irrevocable resignation, which shall become effective on (x) that person not receiving a majority of the votes cast in an election that is not a Contested Election, and (y) acceptance of that resignation by the Board. In the event an incumbent director fails to receive a majority of the votes cast in an election that is not a Contested Election, the Nominating and Corporate Governance Committee, or such other committee designated by the Board, shall make a recommendation to the Board as to whether to accept or reject the incumbent director’s resignation, or whether other action should be taken. The Board shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within 90 days following certification of the election results. The committee in making its recommendation and the Board in making its decision each may consider any factors and other information that they consider appropriate and relevant. If the Board accepts the resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy.

A copy of the amended and restated Bylaws is attached as Exhibit 3.1 hereto and the foregoing description is qualified by reference to the Amended and Restated Bylaws, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Amended and Restated Bylaws of Tower International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

January 29, 2016

EXHIBIT INDEX

Exhibit 3.1	Amended and Restated Bylaws of Tower International, Inc.